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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement of PRT Group Inc. on Form S-8 (File No. 333-44725) of our report dated January 28, 1998, with respect to the consolidated financial statements and schedule of PRT Group Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 1997.

                                      ERNST & YOUNG LLP



March 30, 1998
New York, New York